Summary Prospectus Supplement May 1, 2025

For the following funds with the most recent summary prospectuses:

American Funds® Global Balanced Fund American Funds® Global Insight Fund

1. The fourth paragraph under the “Principal investment strategies” section of the American Funds Global Balanced Fund summary prospectus is amended to read as follows:

The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.

2. The first paragraph under the “Principal investment strategies” section of the American Funds Global Insight Fund summary prospectus is amended to read as follows:

The fund invests primarily in common stocks around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets.

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-606-0525P Printed in USA CGD/TM/10039-S105377

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY